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                                                                Exhibit 23(a)


                           [Letterhead of KPMG LLP]



        CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



The Board of Directors
R.G. Barry Corporation:


We consent to the use of our reports incorporated herein by reference.


/s/ KPMG LLP
Columbus, Ohio
June 13, 2002